                              WARRANT AGREEMENT

     WARRANT AGREEMENT (including all amendments, modifications or supplements thereto, this "Agreement"), dated as of August 3, 1994, among PAULA FINANCIAL, a California corporation (the "Company") and each of the Persons listed on Annex 1 hereto (collectively the "Placement Agents").

                                   RECITALS:

     A. In consideration of services rendered by the Placement Agents in connection with the issuance and sale of the Company's Series A Preferred Stock, no par value (the "Series A Preferred Stock") to the Persons listed on
Schedule 1.01 (collectively the "Purchasers") to that certain Series A Preferred Stock Purchase Agreement dated as of even date herewith (the "Series A Preferred Stock Purchase Agreement") among the Company and the Purchasers, the Company has agreed to issue to the Placement Agents an aggregate number of 82,353 warrants of the Company, each such warrant representing the right to purchase one share of Common Stock upon the terms and subject to the conditions hereinafter set forth (individually a "Warrant" and collectively the "Warrants").

     B. The capitalized terms used in this Agreement have the respective meanings ascribed to them in Section 6.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties to this Agreement hereby agree as follows:

1.   FORM, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES

     1.01. FORM OF WARRANT CERTIFICATES. The warrant certificates (individually a "Warrant Certificate" and collectively the "Warrant Certificates") evidencing the Warrants, and the forms of assignment and of election to purchase shares to be attached thereto, shall be substantially in the form set forth in EXHIBIT A hereto and may have such letters, numbers or other marks of identification or designation as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or to conform to usage. The Warrant Certificates shall be dated as of the date of issuance thereof by the Company, either upon initial issuance or upon transfer or exchange, and on their face shall initially entitle the holders thereof to purchase the number of shares of Common Stock equal to the number of Warrants represented by such Certificate (which number may be a fractional number) at the price of $17.00 per share (the "Purchase Price"), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

     1.02. EXECUTION OF WARRANT CERTIFICATES; REGISTRATION BOOKS; PLACEMENT AGENT REPRESENTATIONS.

          (a) EXECUTION OF WARRANT CERTIFICATES. The Warrant Certificates shall be executed on behalf of the Company by its President, one of its Vice Presidents or any other officer of the Company authorized by the Board of Directors, which execution shall be attested by the Secretary or an Assistant Secretary of the Company. In case any officer of the Company who shall have signed any Warrant Certificate shall cease to be such officer of the Company before issuance and delivery by the Company of such Warrant Certificate, such Warrant Certificate, nevertheless, may be issued and delivered with the same force and effect as though the individual who signed such Warrant Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

          (b) REGISTRATION BOOKS. The Company will keep or cause to be kept at its office maintained at the address of the Company set forth in Section
7.02 hereof, or at such other office of the Company in the United States of America of which the Company shall have given notice to each holder of Warrant Certificates, books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the registration number and the number of Warrants evidenced on its face by each of the Warrant Certificates and the date of each of the Warrant Certificates.

          (c) PLACEMENT ACCENT REPRESENTATIONS. Each Placement Agent is an "accredited investor" as defined in Regulation D under the Securities Act, and is acquiring the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and it has no present intention or plan to effect any distribution of the Warrants. Each Placement Agent acknowledges that it is able to bear the financial risks associated with an investment in the Warrants and that it has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary and appropriate to conducting its due diligence investigation. The Warrants will bear a legend to the following effect:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the laws of the State of California or elsewhere, and may not be sold or transferred except in compliance with that Act and such laws."

     1.03. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF WARRANT CERTIFICATES; LOST OR STOLEN WARRANT CERTIFICATES; ETC.

          (a) TRANSFER, SPLIT UP, ETC. Any Warrant Certificate, with or without other Warrant Certificates, may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the registered holder or transferee thereof to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled such registered holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined or exchanged at the office of the Company referred to in Section 1.02(b) hereof. Thereupon the Company shall deliver promptly to the Person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested.

          (b) LOSS, THEFT, ETC. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or
(ii) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor to the registered owner in lieu of the Warrant Certificate so lost, stolen, destroyed or mutilated.

     1.04. SUBSEQUENT ISSUANCE OF WARRANT CERTIFICATES. Subsequent to their original issuance, no Warrant Certificates shall be issued except (a) Warrant Certificates issued upon any transfer, combination, split up or exchange of Warrants pursuant to Section 1.03(a) hereof, (b) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 1.03(b) hereof and (c) Warrant Certificates issued pursuant to Section 2.03 hereof upon the partial exercise of any Warrant Certificate to evidence the unexercised portion of such Warrant Certificate.

2.   EXERCISE OF WARRANTS; PURCHASE PRICE

     2.01. EXERCISE OF WARRANTS. At any time on or after the Closing Date and prior to the Expiration Date, the holder of any Warrant Certificate may exercise the Warrants evidenced thereby in whole or in part, by surrender of such Warrant Certificate, with an election to purchase (a form of which is attached hereto as part of the form of Warrant Certificate attached as Exhibit A) attached thereto duly executed, to the Company at its office referred to in Section 1.02(b) hereof, together with payment of the Purchase Price (payable as set forth below) for each share of Common Stock as to which the Warrants are exercised. The Purchase Price shall be payable (a) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to the account of the Company or (b) by delivery of Warrant Certificates to the Company for cancellation in accordance with the following formula: in exchange for each share of Common Stock issuable on exercise of each Warrant represented by any Warrant Certificate any holder thereof so delivers for cancellation, such holder shall receive such number of shares of Common Stock as is equal to the product of (i) the number of shares of Common Stock issuable upon exercise of such Warrant at such time multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per share of Common Stock at such time minus the Purchase Price per share of Common Stock at such time, and the denominator of which is the Fair Market Value per share of Common Stock at such time.

     2.02. ISSUANCE OF COMMON STOCK. Upon timely receipt of a Warrant Certificate, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for each of the share to be purchased in the manner provided in Section 2.01 and an amount equal to any applicable transfer tax (if not payable by the Company as provided in Section 3.03 hereof), the Company shall thereupon promptly cause certificates for the number of shares (including any fractional shares) of Common Stock then being purchased to be delivered to or upon the order of the registered holder of such Warrant Certificate.

     2.03. UNEXERCISED WARRANTS. In case the registered holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing Warrants equal in number to the number of Warrants remaining unexercised shall be issued by the Company to the registered holder of such Warrant Certificate or to its duly authorized assigns.

     2.04. CANCELLATION AND DESTRUCTION OF WARRANT CERTIFICATES. All Warrant Certificates surrendered to the Company for the purpose of exercise, exchange, substitution or transfer shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall cancel and return any other Warrant Certificates purchased or acquired by the Company otherwise than upon the exercise thereof.

3. RESERVATION AND AVAILABILITY OF SHARES OF COMMON STOCK; TRANSFER TAXES; REPRESENTATIONS.

     3.01. RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of all outstanding Warrants, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of all then outstanding Warrants, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     3.02. COMMON STOCK TO BE DULY AUTHORIZED AND ISSUED, FULLY PAID AND NONASSESSABLE. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of any Warrants, at the time of delivery of the certificates for such shares, shall be duly and validly authorized and issued and fully paid and nonassessable and the issuance of such shares will not be subject to preemptive or other similar contractual rights of any other stockholder of the Company.

     3.03. TRANSFER TAXES. The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the initial issuance or deliver of (a) each Warrant Certificate and (b) each share of Common Stock issued upon the exercise of any Warrant. The Company shall not, however, be required to (y) pay any transfer tax that may be payable in respect of the transfer or delivery of Warrant Certificates or the issuance or delivery of certificates for shares of Common Stock in a name other than that of the registered holder of the Warrant Certificates evidencing any Warrant surrendered for exercise or (z) issue or deliver any such certificates for shares of Common Stock upon the exercise of any Warrant until any such tax shall have been paid (any such tax being payable by the holder of such Warrant Certificate at the time of surrender).

     3.04. COMMON STOCK RECORD DATE. Each Person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered with an election to purchase attached thereto duly executed and payment of the aggregate Purchase Price (and any applicable transfer taxes, if payable by such Person) was made in accordance with the terms thereof. Prior to the exercise of the Warrants evidenced thereby, the holder of a Warrant Certificate shall not be entitled to any rights of a stockholder in the Company with respect to shares for which the Warrants shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein or in any other applicable agreement between the Company and such holder.

     3.05. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Placement Agents as of the Closing Date as follows:

          (a) ORGANIZATION, STANDING AND POWER OF THE COMPANY. Each of the Company and the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Subsidiaries has all requisite power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted and is duly qualified to do business in good standing in those foreign jurisdictions in which such qualification is required.

          (b) AUTHORITY; ENFORCEABILITY; NO CONFLICT. The Company has all requisite corporate power and authority to enter into this Agreement, to issue and sell the Warrants, and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by the Company and the issuance and sale of the Warrants by the Company have been duly and validly authorized by all requisite corporate proceedings on the part of the Company. This Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, rehabilitation, liquidation, conservatorship, receivership or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The execution and delivery of this Agreement by the Company does not, and the consummation by the Company of the transactions contemplated hereby, will not result in or constitute: (a) a default, breach or violation of or under the Articles of Incorporation or the By-Laws, (b) a default, breach or violation of or under any mortgage, deed of trust, indenture, note, bond, license, lease agreement or other instrument or obligation to which the Company or any Subsidiary is a party or by which any of their respective properties or assets are bound if such default, breach or violation could reasonably be expected to have a Material Adverse Effect, (c) a violation of any statute, rule, regulation, order, judgment or decree of any court, public body or authority by which the Company, any Subsidiary or any of their respective properties or assets are bound if such violation could reasonably be expected to have a Material Adverse Effect, (d) an event which (with notice or lapse of time or both) would permit any Person to terminate, accelerate the performance required by, or accelerate the maturity of any indebtedness or obligation of the Company or any Subsidiary under any agreement or commitment to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which any of their respective properties or assets are bound if such termination or acceleration could reasonably be expected to have a Material Adverse Effect, (e) the creation or imposition of any lien, charge or encumbrance on any property of the Company or any Subsidiary under any agreement or commitment to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which any of their respective properties or assets are bound if such creation or imposition could reasonably be expected to have a Material Adverse Effect, or (f) an event which would require any consent under any agreement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which any of their respective properties or assets are bound if the failure to obtain such consent could reasonably be expected to have a Material Adverse Effect (other than the consent of Wells Fargo Bank which is not expected to be obtained due to the repayment of all obligations owed to Wells Fargo Bank).

          (c) CAPITALIZATION. The authorized capital stock of the Company consists of (a) 10,000,000 shares of Common Stock, of which 1,795,419 shares are outstanding, 941,177 are reserved for issuance upon conversion of the Company's Series A Preferred Stock, 275,000 are reserved for issuance under the Stock Option Plan, 82,353 are reserved for issuance upon the exercise of the Warrants and 30,000 are reserved for issuance upon the exercise of options issued to Jeffrey A. Snider (the "Snider Options") and (b) 5,000,000 shares of Preferred Stock, no par value, of which 941,777 have been designated as Series A Preferred Stock, 941,777 of which shall be issued and outstanding on the Closing Date. All of the outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable. Except for the options issued or to be issued under the Stock Option Plan, the Warrants, the Snider Options or as provided in the Series A Preferred Stock Purchase Agreement, there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Company for the purchase or acquisition by any other Person of any shares of capital stock of the Company or any other securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of such capital stock. Except for the Company's obligations under the ESOP, the Tender Offer, the Schnider Agreement and the Certificate of Designation, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding sentence. Except as provided in the Series A Preferred Stock Purchase Agreement, the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. Except as set forth in the Voting Agreement and the Shareholders Agreement, the Company is not a party to, and it has no Knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth on Schedule 3.05(c), the offer and sale of all capital stock, convertible securities, rights or options of the Company issued prior to the Closing Date complied with or were exempt from all applicable federal and state securities laws and no stockholder has a right of rescission or damages with respect thereto.

4.   ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF WARRANT SHARES; FRACTIONAL
SHARES

     4.01. ADJUSTMENT UPON EXTRAORDINARY COMMON STOCK EVENT. Upon the happening of an Extraordinary Common Stock Event, the Purchase Price shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Purchase Price. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

     4.02. DIVIDENDS. In the event the Company shall make or issue, or shall fix a record date for the determination of holders of Common Stock entitled to receive (and shall thereafter make or issue), a dividend or other distribution with respect to the Common Stock payable in (i) securities of the Company other than shares of Common Stock, or (ii) other assets (excluding cash dividends or distributions), then and in each such event provision shall be made so that the holders of the Warrants shall receive upon exercise thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Company which they would have received had their Warrants been exercised into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of exercise of the Warrants, retained such securities or such other assets receivable by them during such period, giving application to all other adjustments called for during such period under this
Section 4 with respect to the rights of the holders of the Warrants.

     4.03. CAPITAL REORGANIZATION OR RECLASSIFICATION. If the Common Stock issuable upon the exercise of the Warrants shall be changed into the same or different number of shares of any class or classes of capital stock, whether by capital reorganization, recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this Section 4, or the sale of all or substantially all of the Company's capital stock or assets to any other person), then and in each such event the holders of the Warrants shall have the right thereafter to exercise such Warrants into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, recapitalization, reclassification or other change by the holders of the number of shares of Common Stock into which such Warrants might have been exercised immediately prior to such reorganization, recapitalization, reclassification or change, all subject to further adjustment as provided herein.

     4.04. DE MINIMIS CHANGES IN PURCHASE PRICE. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) of the Purchase Price; provided, however, that any adjustments that, at the time of the calculation thereof, are less than one percent (1%) of the Purchase Price at such time and by reason of this Section 4.04 are not required to be made at such time shall be carried forward and added to any subsequent adjustment or adjustments for purposes of determining whether such subsequent adjustments, as so supplemented, exceed the one percent (1%) amount, all adjustments deferred prior thereto and not previously made shall then be made. In any case, all such adjustments being carried forward pursuant to this Section
4.04 shall be given effect upon the exercise of any Warrant by any holder thereof for purposes of determining the Purchase Price thereof.

     4.05. ADJUSTMENT OF NUMBER OF SHARES ISSUABLE PURSUANT TO WARRANTS. Upon each adjustment of the Purchase Price as a result of the calculations made in this Section 4, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock obtained by (i) multiplying the number of shares of Common Stock covered by such Warrant immediately prior to such adjustment by the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment. All Warrants originally issued by the Company hereunder shall, subsequent to any adjustment made to the Purchase Price hereunder, evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock determined to be purchasable from time to time hereunder upon exercise of such Warrants, all subject to further adjustment as provided herein. Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of Warrants, the Warrant Certificates theretofore and thereafter issued may continue to express the Purchase Price per share of Common Stock and the number of shares of Common Stock that were expressed upon the initial Warrant Certificates issued hereunder.

     4.06. CERTIFICATE AS TO ADJUSTMENTS; NOTICE BY COMPANY. In each case of an adjustment or readjustment of the Purchase Price, the Company at its expense will furnish each holder of Warrants so affected with a certificate prepared by the Treasurer or Chief Financial Officer of the Company, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based. Within 90 days of the end of each fiscal year of the Company, the Company at its expense will furnish each holder of Warrants so affected with a certificate prepared by the independent public accountants to the Company, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

     4.07. CASH IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the exercise of the Warrants. Instead of any fractional shares of Common Stock which would otherwise be issuable upon exercise of the Warrants, the Company shall pay to the holder of the Warrants which were exercised a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the date of exercise of the Warrants. The determination as to whether or not any fractional shares are issuable shall be based upon the aggregate number of Warrants being exercised at any one time by any holder thereof, not upon each Warrant being exercised.

5.   REGISTRATION RIGHTS

The Placement Agents shall have the right to register their Registrable Securities in accordance with the following provisions:

     5.01.     INCIDENTAL REGISTRATION.

          (a) If the Company at any time proposes to register any of its equity securities under the Securities Act (other than a registration (i) relating to shares of Common Stock issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or (ii) in connection with an acquisition by the Company of another company) in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it shall each such time, subject to the provisions of Section 5.01(b), give prompt written notice to all holders of record of Registrable Securities of its intention to do so and of such holders' rights under this
Section 5.01, at least 30 days prior to the anticipated filing date of the Registration Statement relating to such registration. Such notice shall offer all such holders the opportunity to include in such Registration Statement such number of Registrable Securities as each such holder may request. Upon the written request of any such holder made within 20 days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof; PROVIDED, that (x) if such registration involves an underwritten offering, all holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company; and (y) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 5.01(a) and prior to the Effective Date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all holders of Registrable Securities and shall thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration. If a registration pursuant to this Section 5.01(a) involves an underwritten public offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the date of the final "preliminary prospectus" circulated in connection with the offering of the Registration Statement filed in connection with such registration, not to register such Registrable Securities in connection with such registration. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 5.01. However, each holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such holder's Registrable
Securities pursuant to a Registration Statement effected pursuant to this
Section 5.01.

          (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 5.01 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its good faith view, the number of equity securities (including all Registrable Securities) which the Company, the holders of Registrable Securities and any other persons intend to include in such registration exceeds the largest number of securities which can be sold without having a material adverse effect on such offering, including the price at which such Registrable Securities can be sold, the Company will include in such registration (x) if such registration is initiated by the holders of Preferred Registrable Securities, (i) FIRST, Preferred Registrable Securities proposed to be registered by the holders thereof, pro rata based on the number of securities proposed to be registered by each such Person,
(ii) SECOND, securities that the Company proposes to issue and sell for its own account and (iii) THIRD, Registrable Securities and all other securities proposed to be registered by the holders thereof, pro rata based on the number of securities proposed to be registered by each such Person and (y) if such registration is initiated by the Company or any other holder of securities, (i) FIRST, securities that the Company proposes to issue and sell for its own account, (ii) SECOND, Preferred Registrable Securities proposed to be registered by the holders thereof, pro rata based on the number of securities proposed to be registered by each such Person and (iii) THIRD, Registrable Securities and all other securities proposed to be registered by the holders thereof, pro rata based on the number of securities proposed to be registered by each such Person.

     5.02.     HOLDBACK AGREEMENTS.

          (a) If any registration of Registrable Securities shall be in connection with an underwritten public offering, each holder of Registrable Securities agrees not to effect any sale or distribution, including any private placement or any sale pursuant to Rule 144 or any successor provision, under the Securities Act, of any Registrable Securities, and not to effect any such sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the seven days prior to, and during the 90 day period which begins on the Effective Date of such Registration Statement (except as part of such registration) provided that each holder of Registrable Securities has received written notice of such registration at least two Business Days prior to the anticipated beginning of the seven day period referred to above.

          (b) If any registration of Registrable Securities shall be in connection with an underwritten public offering, the Company agrees (i) not to effect any sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any

Affiliate or the acquisition by the Company or an Affiliate of the Company of the capital stock or substantially all the assets of any other Person or in connection with an employee stock ownership or other benefit plan) during the seven days prior to, and during the 90 day period which begins on, the Effective Date of such Registration Statement (except as part of such registration) and (ii) that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which the holders of such securities agree not to effect any sale or distribution of any such securities during the period referred to in the foregoing clause (i), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted).

     5.03. REGISTRATION PROCEDURES. In connection with any offering of Registrable Securities registered pursuant to this Section 5, the Company shall:

          (a) Prepare and file with the Commission within 90 days after receipt of a request for registration, a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such Registration Statement to become and remain Effective as provided herein, PROVIDED that before filing with the Commission a Registration Statement or disclosure document constituting part of a Registration Statement or any amendments or supplements thereto, the Company will (x) furnish to one counsel selected by the holders of 67% of the Registrable Securities covered by such Registration Statement copies of all such documents proposed to be filed for said counsel's review and comment and (y) notify each holder of Registrable Securities covered by such Registration Statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and any disclosure document constituting part of such Registration Statement used in connection therewith as may be necessary to keep Effective such Registration Statement for a period of not less than 90 days or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold (but not before the expiration of the applicable prospectus delivery period, if applicable, referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement.

          (c) Furnish to each holder and each underwriter, if any, of Registrable Securities covered by such Registration Statement such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the disclosure document included in such Registration Statement (including each preliminary disclosure document), in conformity with the requirements of the Securities Act, and such other documents as any holder of Registrable Securities may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holder.

          (d) Use its best efforts to register or qualify such Registrable Securities under such other state securities or "blue sky" laws of such jurisdictions as any holder, and underwriter, if any, of Registrable Securities covered by such Registration Statement reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such holder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder; PROVIDED that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.03(d), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction.

          (e) Use its best efforts to cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the holder or holders thereof to consummate the disposition of such Registrable Securities.

          (f) Immediately notify each holder of such Registrable Securities at any time when a disclosure document relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company's attention if as a result of such event the disclosure document included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will promptly prepare and furnish to such holder a supplement or amendment to such disclosure document so that, as thereafter delivered to the purchasers of such Registrable Securities, such disclosure document will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (g) Use its best efforts to cause all such Registrable Securities to be listed on a national securities exchange (including NASDAQ) and on each securities exchange on which similar securities issued by the Company may then be listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form, and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement no later than the Effective Date of such Registration Statement.

          (h) Enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the holders of at least 51% of the Registrable Securities being covered by such Registration Statement or the underwriters retained by such holders, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary representations, warranties, indemnities and agreements.

          (i) Make available for inspection by any holder of Registrable Securities covered by such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, "Records"), if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its Affiliates' officers, directors and employees to supply all information and respond during normal business hours to all inquiries reasonably requested by any such Inspector in connection with such Registration Statement.

          (j) Use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of least 51% of the Registrable Securities being sold reasonably request.

          (k) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to the holders of Registrable Securities, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first quarter after the Effective Date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

It shall be a condition precedent to the obligation of the Company to take any action with respect to securities of a holder of Registrable Securities that such holder shall furnish to the Company such information regarding the securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 5.03(f), such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended disclosure document contemplated by Section 5.03(f) hereof, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such holder's possession, of the disclosure document covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 5.03(b) shall be extended by the greater of the number of days during the period from and including the date of the giving of such notice pursuant to Section 5.03(f) hereof to and including the date when each holder of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended disclosure document contemplated by Section 5.03 hereof.

     5.04.     INDEMNIFICATION.

          (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless, to the full extent permitted by law, each of the holders of any Registrable Securities covered by such Registration Statement, their respective directors and officers, general partners, limited partners and managing directors, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls, is controlled by or is under common control with any such holder or any such underwriter within the meaning of the Securities Act (and directors, officers, controlling persons, partners and managing directors of any of the foregoing), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent will not be unreasonably withheld) to which such holder, any such director or officer or general or limited partner or managing director or any such underwriter or controlling person may become subject under the Securities Act, state securities or "blue sky" laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the Effective Date thereof, in any

Registration Statement under which such securities were registered under the Securities Act, any preliminary, final or summary disclosure document contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration. The Company shall reimburse each such holder and each such director, officer, general partner, limited partner, managing director or underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding, PROVIDED, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment or supplement thereto or in any such preliminary, final or summary disclosure document in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder in its capacity as a holder of Registrable Securities in the Company or any such director, officer, general or limited partner, managing director or underwriter specifically stating that it is for use in the preparation thereof; and, PROVIDED FURTHER, that the Company shall not be liable to any holder of Registrable Securities, any person who participates as an underwriter in the offering or sale of Registrable Securities, if any, or any other person, if any, who controls such underwriter within the meaning of the Securities Act, pursuant to this Section with respect to any preliminary disclosure document or the final disclosure document or the final disclosure document as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final disclosure document or of the final disclosure document as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final disclosure document, as then amended or supplemented, had corrected any such misstatement or omission. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, general partner, limited partner, managing director, underwriter or controlling person and shall survive the transfer of such securities by such holder.

          (b) INDEMNIFICATION BY THE HOLDERS OF REGISTRABLE SECURITIES AND UNDERWRITERS. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed in accordance with the provisions hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the holders of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) above) the Company and its directors, officers, controlling persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary disclosure document contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives through an instrument duly executed by or on behalf of such holder or underwriter specifically stating that it is for use in the preparation of such Registration Statement, preliminary, final or summary disclosure document or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the holders of Registrable Securities, underwriters or any of their respective directors, officers, general or limited partners, managing directors or controlling persons and shall survive the transfer of such securities by such holder, PROVIDED, HOWEVER, that no such holder shall be liable in the aggregate for any amounts exceeding the product of the sale price per Registrable Security and the number of Registrable Securities being sold pursuant to such Registration Statement or disclosure document by such holder.

          (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5.04, such indemnified party will, if a claim in respect thereof is to be made against an indemnified party, promptly give written notice to the indemnifying party of the commencement of such action, PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's counsel's reasonable professional judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's counsel's reasonable professional judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

          (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subsections of this Section 5.06 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities with respect to any registration or other qualification of securities which is provided for in this Agreement or is otherwise provided for by the Company under any federal or state law or regulation or governmental authority other than the Securities Act.

          (e) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable although applicable in accordance with its terms, the Company, the holders of Registrable Securities and the underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the holders of Registrable Securities and the underwriters, in such proportions that the underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing in the disclosure document bears to the initial public offering price appearing therein and the Company and the holders of Registrable Securities are responsible for the balance; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. As between the Company and the holders of Registrable Securities, such parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect (x) the relative benefits received by the Company, on the one hand, and the holders of the Registrable Securities included in the offering on the other hand, from the offering of the Registrable Securities and any other securities included in such offering, and (y) the relative fault of the Company, on the one hand, and the holders of the Registrable Securities included in the offering, on the other, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the holders of the Registrable Securities on the other, with respect to such offering shall be deemed to be in the same proportion as the sum of the total purchase price paid to the Company in respect of the Registrable Securities plus the total net proceeds from the offering of any securities included in such offering (before deducting expenses) received by the Company bears to the amount by which the total net proceeds from the offering of Registrable Securities (before deducting expenses) received by the holders of the Registrable Securities with respect to such offering exceeds the purchase price paid to the Company in respect of the Registrable Securities, and in each case the net proceeds received from such offering shall be determined as set forth in the disclosure document. The relative fault shall be determined by reference to, among other things, whether theuntrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the holders of the Registrable Securities, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. Notwithstanding anything to the contrary contained herein, the Company and the holders of Registrable Securities agree that any contribution required to be made by such holder pursuant to this Section 5.04(e) shall not exceed the net proceeds from the offering of Registrable Securities (before deducting expenses) received by such holder with respect to such offering. For purposes of this Section, each Person, if any, who controls a holder of Registrable Securities or an Underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such holder or Underwriter, and each director of the Company, each officer of the

Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

     5.05. RULE 144. At all times after a public offering of any of the Company's equity securities, the Company agrees that it will file in a timely manner all reports required to be filed by it pursuant to the Exchange Act, and, if at any time the Company is not required to file such reports, it will make available to the public, to the extent required to permit the sale of Warrant Shares by any holder of Registrable Securities pursuant to Rule 144, current information about itself and its activities as contemplated by Rule 144 under the Securities Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

6.   DEFINITIONS AND ACCOUNTING TERMS

As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" shall mean any officer or director of the Company or any Subsidiary or holder of five percent (5%) or more of any class of capital stock of the Company or any Subsidiary, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors or 5% stockholders or members of their immediate families.

          "Agreement" shall have the meaning assigned to such term in the introductory sentence hereof.

          "Articles of Incorporation" shall mean the Articles of Incorporation of the Company, including all amendments, modifications or supplements thereto.

          "Board of Directors" shall mean the board of directors of the Company as constituted from time to time.

          "Business Day" shall mean any day except a Saturday, Sunday or other day on which commercial banks in the State of California are authorized by law or executive order to close.

          "By-Laws" shall mean the By-Laws of the Company, including all amendments, modifications or supplements thereto.

          "Certificate of Designation" shall mean the Certificate of Designation of Series A Preferred Stock of the Company.

          "Closing Date" shall mean the time and date scheduled for the closing of the initial sale of the Series A Preferred Stock.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

          "Common Stock" shall mean (a) the Company's Common Stock, no par value, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Articles of Incorporation, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          "Company" shall have the meaning assigned to such term in the introductory sentence hereof.

          "Effective" shall mean that all requirements under the Securities Act with respect to a Registration Statement have been satisfied and that the Commission has officially approved the public distribution or circulation of the Registration Statement in connection with a public offering of Registrable Securities.

          "Effective Date" shall mean the date on which a Registration Statement is declared to be Effective.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "ESOP" shall mean the PAULA Financial and Subsidiaries Employee Stock Ownership Plan (including, without limitation, the PAULA Financial and Subsidiaries Employee Stock Ownership Trust), including all amendments, supplements or modifications thereto.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated pursuant thereto.

          "Expiration Date" shall mean the earlier to occur of (a) August 3, 1999 and (b) the date of a Reorganization.

          "Extraordinary Common Stock Event" shall mean (i) the issue of additional shares of Common Stock as a dividend or other distribution on outstanding shares of Common Stock, (ii) a subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination or reverse stock split of outstanding shares of Common Stock into a smaller number of shares of the Common Stock.

          "Fair Market Value" shall mean, at any time, per share of Common Stock (a) the arithmetic average of the daily last sale prices of the Common Stock for twenty consecutive trading days ending immediately prior to such time or, if no such sale takes place on such dates, the average of the closing bid and asked prices on such dates, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security by the NASD, the arithmetic average of the daily last trading prices of the Common Stock for twenty consecutive trading days ending immediately prior to such time, or if there shall have been not trading on such date or if such stock is not so designated, the average of the reported closing bid and asked prices on such dates as shown by the NASDAQ, (c) if the Common Stock is being offered in an initial public offering at such time, the average price of such Common Stock per share, net of underwriter's discount and expenses, sold in-such initial public offering and (d) if the Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market and not then being offered in the initial public offering, the fair market value of the Common Stock as determined in good faith by the Board of Directors (after giving due consideration to the latest ESOP valuation).

          "Material Adverse Effect" means any material adverse effect on (a) the business, profits, properties or condition of the Company and the Subsidiaries, taken as a whole, (b) the ability of the Company to perform its obligations under the Agreement and (c) the binding nature, validity or enforceability of this Agreement, which, in each case, arises from, or reasonably could be expected to arise from, any action or omission of action on the part of the Company or any Subsidiary or the occurrence of any event or the existence of any fact or condition in respect of the Company or any Subsidiary or any of their respective properties.

          "NASD" shall mean the National Association of Securities Dealers,
Inc.

          "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotations System.

          "Person" shall mean an individual, corporation, partnership, joint venture, trust, university, or unincorporated organization, or a government or any agency or political subdivision thereof.

          "Placement Agents" shall have the meaning assigned to such term in the introductory paragraph hereof.

          "Preferred Registrable Securities" shall have the meaning assigned to the term "Registrable Securities" in the Series A Preferred Stock Purchase Agreement.

          "Purchase Price" shall have the meaning assigned to such term in
Section 1.01.

          "Purchasers" shall have the meaning assigned to such term in Recital A.

          "Registrable Securities" shall mean any shares of Common Stock that have been issued or are issuable upon the exercise of any Warrant; PROVIDED, HOWEVER, that such securities shall cease to be Registrable Securities if and when (x) a Registration Statement with respect to the disposition of such securities shall have become Effective under the Securities Act and such securities shall have been disposed of pursuant to such Effective Registration Statement, (y) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for such securities not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have bean delivered by the Company, and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act, or (z) such securities shall have ceased to be outstanding.

          "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with its obligations under Section 5 of this Agreement, including, without limitation, all Commission and stock exchange or NASD registration and filing fees and expenses, fees and expenses of compliance with applicable state securities or "blue sky" laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered in a public offering on each securities exchange or national market system on which such securities are to be so listed and, following such initial public offering, the fees and expenses incurred in connection with the listing of such securities to be registered on each securities exchange or national market system on which such securities are listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit and "cold comfort" letters required by or incident to such performance and compliance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including the fees and expenses of any "qualified independent underwriter" required by the NASD), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by holders of such Registrable Securities).

          "Registration Statement" shall mean any disclosure document that the Company is required to file under the Securities Act in connection with a public offering of Registrable Securities.

          "Reorganization" shall mean a capital reorganization of the Common Stock, or a merger or consolidation of the Company with or into another corporation unless the Company is the surviving corporation, or the sale of all or substantially all of the Company's capital stock or assets to any other person or entity, or any other form of business combination or reorganization in which control of the Company is transferred.

          "Schnider Agreement" shall mean the Stock Purchase Agreement dated as of July 26, 1994 among the Company, Norman J. Schnider and Elizabeth J. Schnider, as trustees of The Schnider Family Trust, Norman J. Schnider and Elizabeth J. Schnider, as individuals, which evidences the obligation of the Company to repurchase 76,100 shares of Common Stock from The Schnider Family Trust.

          "Securities Act" shall mean the Securities Act of 1933, as amended from time to time or any successor federal act and all rules or regulations thereunder.

          "Series A Preferred Stock" shall have the meaning assigned to such term in Recital A.

          "Series A Preferred Stock Purchase Agreement" shall have the meaning assigned to such term in Recital A.

          "Shareholders Agreement" shall mean the Shareholders Agreement, dated as of the date hereof, among the Company, the "Shareholders" named therein and the Purchasers.

          "Snider Options" shall have the meaning assigned to such term in
Section 3.05(c).

          "Stock Option Plan" shall mean the 1994 Stock Incentive Plan of the Company, including all amendments, supplements or modifications thereto.

          "Subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

          "Tender Offer" shall mean the irrevocable offer by the Company to repurchase 178,900 shares of Common Stock from its shareholders under that certain offer letter dated July 27, 1994 and the related transmittal letter.

          "Voting Agreement" shall mean the Voting Agreement, dated as of the date hereof, among the Company, the "Shareholders" named therein and the Purchasers.

          "Warrant" shall have the meaning assigned to such term in Recital A.

          "Warrant Certificate" shall have the meaning assigned to such term in Section 1.01.

          "Warrant Shares" shall mean (a) all Warrants then outstanding and
(b) all shares of Common Stock issued by the Company upon the exercise of the Warrants.

7.   MISCELLANEOUS

     7.01. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     7.02. AMENDMENTS, WAIVERS AND CONSENTS. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (a) shall obtain consent thereto in writing from the holders of at least 67% of the Warrant Shares, and (b) shall deliver copies of such consent in writing to any holders who did not execute such consent; provided that no consents shall be effective (i) to amend any of the provisions of this Agreement pertaining to the Purchase Price or the number of shares of Common Stock purchasable upon the exercise of any Warrant or (ii) to reduce the percentage in interest of the Warrant Shares the consent of the holders of which is required under this Section 7.02. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     7.03. ADDRESSES FOR NOTICES. Any notice, demand, request, waiver or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served, on the date of transmission if sent by telecopier or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

     To the Company:               Paula Financial
                                   300 North Lake Avenue
                                   Suite 300
                                   Pasadena, California 91101
                                   Attention: President
                                   Telecopier No.: (818) 304-1056

     With a copy to:               Gibson, Dunn & Crutcher
                                   333 South Grand Avenue
                                   Los Angeles, California 90067
                                   Attention: Jonathan K. Layne, Esq.
                                   Telecopier No.: (213) 229-7520

     To any Placement Agent:       At its address specified on
                                   Annex 1 hereto

     7.04. COSTS, EXPENSES AND TAXES. As a condition precedent to the Closing, the Company agrees to pay at the Closing in connection with the preparation, execution and delivery of this Agreement and the issuance of the Warrants at the Closing, the reasonable fees and other out-of-pocket expenses of Messrs. LeBoeuf, Lamb, Greene & MacRae; provided that all such expenses, together with all similar fees and expenses incurred in preparation of the Series A Preferred Stock Purchase Agreement, do not exceed $70,000 in the aggregate. In addition, the prevailing party shall be entitled to the reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants, consultants and other outside experts retained by such party in connection with the successful enforcement of this Agreement or any Related Agreement.

In addition, the Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the Warrants and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     7.05. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of each of the Company and the Placement Agents and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein other than in connection with a Reorganization without the prior written consent of the holders of at least 67% of the Warrant Shares.

     7.06. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement, the Warrants, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof until February 3, 1996; provided that the representations and warranties shall survive such date to the extent written notice of any breach thereof is given on or prior to such date.

     7.07. PRIOR AGREEMENTS. This Agreement, the terms of the Warrants, and the other agreements executed and delivered herewith constitute the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

     7.08. SEVERABILITY. The provisions of this Agreement and the terms of the Warrants are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement or the terms of the Warrants shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the terms of the Warrants; but this Agreement and the terms of the Warrants shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     7.09. CONFIDENTIALITY. Each Placement Agent agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Placement Agent may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Placement Agent pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known other than through a breach of this Section 7.09, to the public; provided, however, that a Placement Agent may disclose such information (a) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (b) to any prospective purchaser of any Warrant Shares from such Placement Agent as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 7.09, (c) to any entity controlling, controlled by or under common control with such Placement Agent, or to any partner or stockholder of a Placement Agent which is a partnership or corporation, or (d) as required by applicable law.

     7.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, AND WITHOUT GIVING EFFECT TO CHOICE OF LAW PROVISIONS.

     7.11. HEADINGS. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     7.12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     7.13. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any Placement Agent or the Company, each of the Company and the Placement Agents shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Warrants.

     7.14. WAIVER. At any time prior to the Closing Date, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party granting such waiver but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or future failure.

     7.15. SPECIFIC ENFORCEMENT. Each of the Placement Agents and the Company acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

     7.16.     NOTICES OF RECORD DATE. In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, or any other entity or person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company,

then and in each such event the Company shall mail or cause to be mailed to each holder of Warrants a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed by first class mail, postage prepaid, at least twenty (20) days prior to the date specified in such notice on which such action is to be taken.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


                             PAULA FINANCIAL

                             By: /s/ [ILLEGIBLE]
                                -------------------------------
                                Name:
                                Title:

                             PLACEMENT AGENTS:

                             PRUDENTIAL SECURITIES INCORPORATED

                             By: /s/ [ILLEGIBLE]
                                -------------------------------
                                Name:
                                Title: Vice President

                             CONNING & COMPANY

                             By: /s/ HAROLD SANDSTROM
                                -------------------------------
                                Name:  Harold Sandstrom
                                Title: Senior Vice President




                     [SIGNATURE PAGE TO WARRANT AGREEMENT]